(Pioneer Logo]

Pioneer
Cash Reserves
Fund

SEMIANNUAL REPORT 6/30/00

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    4

Schedule of Investments                            6

Financial Statements                               8

Notes to Financial Statements                     14

Trustees, Officers and Service Providers          18

Programs and Services for Pioneer Shareowners     19

The Pioneer Family of Mutual Funds                21

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/00
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------

For over a year, the Federal Reserve has been trying to suppress inflationary pressures and restrain economic growth in the U.S. by raising short-term interest rates. Because they represent increased costs, higher interest rates cut into corporate profits.

With the possibility of a slowing economy and an uncertain profit outlook overhanging the stock market, investors shifted from sector to sector in the first half of 2000 looking for attractive opportunities. Heightened stock market volatility was the result. Bonds also lost luster, because existing, lower-paying issues could not compete with the higher rates that now prevail. By summer, we began to see evidence that the Fed's tactics were having some impact, as key statistics hinted at a contraction of the economy's growth rate.


Volatile markets should not sidetrack your plans for dealing with your essential financial goals. Whatever your long-range needs may be -- money for a child's education, funding a comfortable retirement, or some other cherished objective -- those needs remain in place no matter what the market may do this week or next month. For that reason, it makes sense to focus your investment strategy beyond interim ups and downs.

Mid-year is a good time to talk to your financial representative to review what has been happening and to make sure your strategy is intact. Part of that discussion should be devoted to your portfolio's diversification. Do you have a blend of stocks and bonds that you are comfortable with, and that can help you meet your goals? Or is it time to make adjustments? Be sure to include your IRAs and other retirement vehicles when you evaluate your overall portfolio.

I hope you will take time to read the following discussion about Pioneer Cash Reserves Fund. It's an excellent way to understand performance during the past six months and to learn about expectations for the months ahead. If you have questions or would like more information about your fund, visit our web site at www.pioneerfunds.com.

Respectfully,


/s/ John F. Cogan, Jr.
--------------------------

John F. Cogan, Jr.
Chairman and President

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/00
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[Begin pie chart]


Commercial Paper                   90%
Certificates of Deposit             6%
U.S. Government Agency Obligations  4%


[End pie chart]


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

 1. Federal Home Loan Mortgage Corp., 6.09%, 8/17/00        3.90%
 2. American Express Credit Corp., 6.1%, 8/10/00            3.66
 3. Gannett Co., 6.61%, 9/14/00                             3.54
 4. Ford Motor Credit Corp., 6.12%, 7/20/00                 3.21
 5. General Electric Capital Corp., 6.43%, 8/25/00          3.14
 6. American General Finance Corp., 6.61%, 8/16/00          3.06
 7. Banc One Corp., 6.3%, 8/29/00                           3.01
 8. Citigroup, Inc., 6.88%, 7/3/00                          3.00
 9. Southern California Edison, 6.12%, 7/25/00              2.97
10. Virginia Electric & Power Co., 6.27%, 7/13/00           2.92


Fund holdings will vary for other periods.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00
--------------------------------------------------------------------------------


Share Prices
--------------------------------------------------------------------------------

Net Asset Value per Share       6/30/00       12/31/99
Class A Shares                   $1.00          $1.00
Class B Shares                    1.00           1.00
Class C Shares                    1.00           1.00


Distributions
--------------------------------------------------------------------------------

Per Share                Income          Short-Term        Long-Term
(12/31/99 - 6/30/00)     Dividends       Capital Gains     Capital Gains
Class A Shares           $0.025               -                 -
Class B Shares            0.021               -                 -
Class C Shares            0.020               -                 -


Yields
--------------------------------------------------------------------------------

(Annualized)           7-Day        7-Day Effective*
Class A Shares         5.48%        5.63%
Class B Shares         4.61         4.71
Class C Shares         4.50         4.60




*Assumes daily compounding of dividends.

Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------


Pioneer Cash Reserves Fund continued to provide investors with current income while maintaining a $1 share price during the six-month period ended June 30, 2000. The Fund invests exclusively in high quality money market instruments issued by the U.S. government, corporations and banks. All issues in the portfolio have the highest ratings from the two leading nationally recognized securities ratings organizations: A1 by Standard & Poor's Investor Services and P1 by Moody's Investors Service. (Ratings apply to underlying securities, not Fund shares.)

In the discussion below, Sherman Russ reviews the investment environment and strategies that affected the Fund's performance over the six months. Mr. Russ has been an investment professional for more than 20 years and is co-leader of Pioneer's fixed-income team.


Q: How did the Fund perform during the six-month period?

A: The seven-day effective yield on June 30, 2000 was 5.63%, compared to 3.84% six months ago and 4.00% one year ago. For the six-month period, the total return for the Fund's Class A shares was 2.57%, while Class B shares returned 2.13% and Class C shares had a return of 2.04%, all at net asset value. In comparison, the average return of money market funds was 2.66%, according to Lipper, Inc. (Lipper is an independent research firm that tracks mutual fund performance.)


Q: During the six months, the U.S. Federal Reserve raised short-term rates three times. How did this affect Pioneer Cash Reserves Fund?

A: The Federal Reserve Board's actions provided good opportunities for investing in short-term securities in general and money market instruments in particular. Since June 1999, the Fed has raised rates six successive times, by a total of 1.75%. In this environment of steadily rising short-term rates, we tried to extend maturities to lock in the greater income that was available. By the end of the six-month period, the average maturity of portfolio holdings had been extended to about 50 days.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Q: In addition to extending maturities to take advantage of the greater income available, what other strategies did you pursue?

A: In our approach we strove to minimize risk, to provide an attractive level of income and to offer a low-risk diversification opportunity for investors. We maintained our emphasis on the highest quality securities. We invested only in instruments with the highest ratings from Standard & Poor's and Moody's, and we continued to avoid any investments in non-rated securities.


Q: What is your outlook?

A: While we believe the Federal Reserve Board may raise short-term rates again, we think the Fed is approaching the end of its cycle of raising rates. We have begun to see some signs that the Fed may be successful in its policy of tightening the money supply to slow the pace of economic growth. In this environment, it would be prudent to continue to extend maturities and lock in the higher rates that are available in the marketplace. This strategy has the potential to provide Fund shareowners with higher yields.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)
--------------------------------------------------------------------------------


Principal
Amount                                                                     Value
                 INVESTMENT IN SECURITIES - 100.0%
                 Commercial Paper - 90.2%
$10,284,000      American Express Credit Corp., 6.1%, 8/10/00       $ 10,214,297
  8,600,000      American General Finance Corp., 6.61%, 8/16/00        8,527,364
  6,085,000      Associates First Capital Corp., 6.11%, 7/28/00        6,057,116
  6,025,000      AT&T Corp., 6.54%, 9/5/00                             5,952,760
  8,373,000      Citigroup Inc., 6.88%, 7/3/00                         8,369,800
  5,117,000      Citicorp Inc., 6.54%, 8/23/00                         5,067,732
  6,775,000      The Coca Cola Co., 6.24%, 7/31/00                     6,739,770
  6,530,000      The Coca Cola Co., 6.54%, 9/29/00                     6,423,234
  7,000,000      Dupont (E.I.) de Nemours & Co., 6.09%, 7/21/00        6,976,317
  4,200,000      Dupont (E.I.) de Nemours & Co., 6.52%, 7/27/00        4,180,223
  8,990,000      Ford Motor Credit Corp., 6.12%, 7/20/00               8,960,962
 10,000,000      Gannett Co., 6.61%, 9/14/00                           9,862,292
  8,835,000      General Electric Capital Corp., 6.43%, 8/25/00        8,748,208
  5,632,000      General Motors Corp., 6.19%, 7/12/00                  5,621,348
  3,060,000      General Motors Corp., 6.59%, 10/6/00                  3,005,665
  5,810,000      Hershey Foods Co., 6.52%, 8/30/00                     5,746,865
  8,074,000      Household Finance Corp., 6.56%, 10/10/00              7,925,402
  5,814,000      JDC Corp., 6.05%, 7/6/00                              5,809,115
  8,025,000      JDC Corp., 6.6%, 8/22/00                              7,948,495
  5,345,000      Motorola Inc., 6.12%, 7/17/00                         5,330,462
  7,055,000      Motorola Inc., 6.1%, 7/24/00                          7,027,505
  5,220,000      National Rural Utilities Corp., 6.08%,7/5/00          5,216,474
  8,000,000      National Rural Utilities Corp., 6.62%, 8/22/00        7,923,502
  7,005,000      Norwest Financial Inc., 6.54%, 8/14/00                6,949,007
  6,800,000      Paccar Financial Corp., 6.14%, 7/18/00                6,780,284
  6,000,000      Pepsico Inc., 6.85%, 7/3/00                           5,997,717
  6,000,000      Pepsico Inc., 6.5%, 7/26/00                           5,972,917
  5,265,000      Pfizer Inc., 6.46%, 7/5/00                            5,261,221
  7,715,000      Proctor & Gamble., 6.4%, 7/19/00                      7,690,312
  6,431,000      Prudential Funding Corp., 6.11%, 8/4/00               6,393,889
  7,520,000      Prudential Funding Corp., 6.59%, 8/21/00              7,449,795
  6,765,000      SBC Communications Inc., 6.13%, 8/9/00                6,720,075
  7,695,000      Schering Corp., 6.14%, 8/29/00                        7,617,567
  8,310,000      Southern California Edison, 6.12%, 7/25/00            8,276,095
  6,350,000      Texaco Inc., 6.59%, 8/31/00                           6,279,093
  8,150,000      Virginia Electric & Power Co., 6.27%, 7/13/00         8,132,967
  4,485,000      Wal-Mart Stores Inc., 6.56%, 9/26/00                  4,413,896
                                                                    ------------
                 Total Commercial Paper                             $251,569,743
                                                                    ------------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Principal
Amount                                                                     Value
                Certificates of Deposit - 5.9%
$8,400,000      Banc One Corp., 6.3%, 8/29/00                      $  8,400,000
 8,000,000      State Street Corp., 6.49%, 7/11/00                    8,000,000
                                                                   ------------
                Total Certificates of Deposit                      $ 16,400,000
                                                                   ------------
                U.S. Government Agency Obligation - 3.9%
10,960,000      Federal Home Loan Mortgage Co., 6.09%, 8/17/00     $ 10,872,859
                                                                   ------------
                Total U.S. Government Agency Obligation            $ 10,872,859
                                                                   ------------
                TOTAL INVESTMENT IN SECURITIES - 100.0%(a)         $278,842,602
                                                                   ============

(a) At December 31, 1999, the Fund had a net capital loss carryforward of $276,063 which will expire between 2002 and 2003 if not utilized.


  The accompanying notes are an integral part of these financial statements.   7

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
BALANCE SHEET 6/30/00 (unaudited)
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities (cost $278,842,602)             $278,842,602
  Cash                                                              108
  Receivables -
   Fund shares sold                                           1,185,558
   Interest                                                     200,314
  Other                                                          26,844
                                                           ------------
    Total assets                                           $280,255,426
                                                           ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                 $  6,743,719
   Dividends                                                     61,803
  Due to affiliates                                             241,083
  Accrued expenses                                               96,513
                                                           ------------
    Total liabilities                                      $  7,143,118
                                                           ------------
NET ASSETS:
  Fund shares                                              $273,388,371
  Accumulated net realized loss on investments                 (276,063)
                                                           ------------
    Total net assets                                       $273,112,308
                                                           ============
NET ASSET VALUE PER SHARE:
 (Offering and redemption price; unlimited number of shares authorized)
   Class A (based on $225,399,105/225,675,141 shares)      $       1.00
                                                           ============
   Class B (based on $37,939,899/37,939,923 shares)        $       1.00
                                                           ============
   Class C (based on $9,773,304/9,773,307 shares)          $       1.00
                                                           ============



8  The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/00


INVESTMENT INCOME:
  Interest                                                                $9,496,525
                                                                          ----------
EXPENSES:
  Management fees                                          $624,376
  Transfer agent fees
   Class A                                                  442,242
   Class B                                                   79,692
   Class C                                                   36,760
  Distribution fees
   Class A                                                  162,997
   Class B                                                  246,547
   Class C                                                   71,613
  Administrative fees                                        37,770
  Custodian fees                                             37,123
  Registration fees                                         115,050
  Professional fees                                          23,267
  Printing                                                   19,300
  Fees and expenses of nonaffiliated trustees                14,183
  Miscellaneous                                              29,663
                                                           --------
    Total expenses                                                        $1,940,583
    Less fees paid indirectly                                               (122,074)
                                                                          ----------
    Net expenses                                                          $1,818,509
                                                                          ----------
     Net investment income                                                $7,678,016
                                                                          ----------
  Net increase in net assets resulting from operations                    $7,678,016
                                                                          ==========



  The accompanying notes are an integral part of these financial statements.   9

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/00 and the Year Ended 12/31/99


                                                         Six Months
                                                           Ended
                                                           6/30/00            Year Ended
                                                         (unaudited)           12/31/99
FROM OPERATION
Net investment income                                   $  7,678,016       $   13,961,104
                                                        -------------      ---------------
  Net increase in net assets resulting from
    operations                                          $  7,678,016       $   13,961,104
                                                        -------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.03 and $0.04 per share, respectively)     $ (6,355,478)      $  (11,160,344)
  Class B ($0.02 and $0.03 per share, respectively)       (1,037,678)          (1,818,635)
  Class C ($0.02 and $0.03 per share, respectively)         (284,860)            (982,125)
                                                        -------------      ---------------
   Total distributions to shareholders                  $ (7,678,016)      $  (13,961,104)
                                                        -------------      ---------------
FROM FUND SHARE TRANSACTION
Net proceeds from sale of shares                        $691,096,266       $2,578,744,476
Reinvestment of distributions                              6,805,935           12,193,464
Cost of shares repurchased                              (796,068,295)      (2,527,931,874)
                                                        -------------      ---------------
  Net increase (decrease) in net assets resulting
    from fund share transactions                        $(98,166,094)      $   63,006,066
                                                        -------------      ---------------
  Net increase (decrease) in net assets                 $(98,166,094)      $   63,006,066
                                                        -------------      ---------------
NET ASSETS:
Beginning of period                                      371,278,402          308,272,336
                                                        -------------      ---------------
End of period                                           $273,112,308       $  371,278,402
                                                        =============      ===============


                                   '00 Amount
                                   (unaudited)        '99 Amount
CLASS A
Shares sold                      $ 542,430,313      $ 1,942,247,005
Reinvestment of distributions        5,651,712            9,841,272
Less shares repurchased           (609,809,189)      (1,915,279,542)
                                 -------------      ---------------
  Net increase (decrease)        $ (61,727,164)     $    36,808,735
                                 =============      ===============
CLASS B
Shares sold                      $  62,160,586      $   191,889,286
Reinvestment of distributions          909,648            1,590,022
Less shares repurchased            (92,314,666)        (165,933,810)
                                 -------------      ---------------
  Net increase (decrease)        $ (29,244,432)     $    27,545,498
                                 =============      ===============
CLASS C
Shares sold                      $  86,505,367      $   444,608,185
Reinvestment of distributions          244,575              762,170
Less shares repurchased            (93,944,440)        (446,718,522)
                                 -------------      ---------------
  Net decrease                   $  (7,194,498)     $    (1,348,167)
                                 =============      ===============


10  The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                        Six Months
                                                          Ended
                                                          6/30/00     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                        (unaudited)    12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
CLASS A
Net asset value, beginning of period                     $   1.00       $  1.00      $   1.00     $   1.00     $   1.00    $   1.00
                                                         --------       -------      --------     --------     --------    ---------
Increase from investment operations:
 Net investment income                                   $   0.03       $  0.04      $   0.05     $   0.05     $   0.05    $   0.05
Distributions to shareholders:
 Net investment income                                      (0.03)        (0.04)        (0.05)       (0.05)       (0.05)      (0.05)
                                                         --------      --------     ---------     --------     --------    --------
Net asset value, end of period                           $   1.00       $  1.00      $   1.00     $   1.00     $   1.00    $   1.00
                                                         ========       ========     ========     ========     ========    ========
Total return*                                                2.57%         4.23%         4.84%        4.78%        4.65%       5.17%
Ratio of net expenses to average net assets+                 1.07%**       1.01%         0.88%        0.94%        0.91%       0.88%
Ratio of net investment income to average net assets+        5.04%**       4.11%         4.61%        4.62%        4.50%       5.00%
Net assets, end of period (in thousands)                 $225,399       $287,126     $250,318     $209,041     $189,346    $163,820
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                1.07%**       1.01%         0.88%        0.98%        1.05%       1.15%
 Net investment income                                       5.04%**       4.11%         4.61%        4.58%        4.36%       4.73%
Ratios assuming  waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                0.99%**       0.95%         0.77%        0.87%        0.85%       0.82%
 Net investment income                                       5.12%**       4.17%         4.72%        4.69%        4.56%       5.06%



 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**Annualized.
 +Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/00     Year Ended   Year Ended  Year Ended   Year Ended  3/31/95 to
                                                          (unaudited)    12/31/99     12/31/98    12/31/97     12/31/96    12/31/95
CLASS B
Net asset value, beginning of period                        $  1.00      $  1.00      $  1.00     $  1.00      $  1.00     $ 1.00
                                                            -------      -------      -------     -------      -------     ---------
Increase from investment operations:
 Net investment income                                      $  0.02      $  0.03      $  0.04     $  0.04      $  0.04     $ 0.03
Distributions to shareholders:
 Net investment income                                        (0.02)       (0.03)       (0.04)      (0.04)       (0.04)     (0.03)
                                                            -------      -------      -------     -------      -------    ----------
Net asset value, end of period                              $  1.00      $  1.00      $  1.00     $  1.00      $  1.00     $ 1.00
                                                            =======      =======      =======     =======      =======     =========
Total return*                                                  2.13%        3.36%        3.96%       3.89%        3.82%      3.28%
Ratio of net expenses to average net assets+                   1.90%**      1.83%        1.67%       1.75%        1.75%      1.66%**
Ratio of net investment income to average net assets+          4.17%**      3.33%        3.79%       3.85%        3.66%      4.20%**
Net assets, end of period (in thousands)                    $37,940      $67,184      $39,639     $32,477      $10,342     $7,574
Ratios assuming no waiver of management fees by PIM and
 no reduction for fees paid indirectly:
 Net expenses                                                  1.90%**      1.83%        1.67%       1.78%        1.88%      1.86%**
 Net investment income                                         4.17%**      3.33%        3.79%       3.82%        3.53%      4.00%**
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                  1.85%**      1.80%        1.60%       1.70%        1.67%      1.61%**
 Net investment income                                         4.22%**      3.36%        3.86%       3.90%        3.74%      4.25%**



 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**Annualized.
 +Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended
                                                               6/30/00     Year Ended   Year Ended   Year Ended    1/31/96 to
                                                             (unaudited)    12/31/99     12/31/98     12/31/97      12/31/96
CLASS C
Net asset value, beginning of period                            $ 1.00      $  1.00      $  1.00       $ 1.00        $1.00
                                                                ------      -------      -------       ------        ------
Increase from investment operations:
 Net investment income                                          $ 0.02      $  0.03      $  0.04       $ 0.04        $0.03
Distributions to shareholders:
 Net investment income                                           (0.02)       (0.03)       (0.04)       (0.04)       (0.03)
                                                                --------    -------      -------      -------        --------
Net asset value, end of period                                  $ 1.00         1.00       $ 1.00       $ 1.00        $1.00
                                                                ========    ========      =======      ======        ========
Total return*                                                     2.04%        3.34%        4.12%        3.96%        3.35%
Ratio of net expenses to average net assets+                      2.08%**      1.76%        1.66%        1.79%        1.84%**
Ratio of net investment income to average net assets+             3.86%**      3.41%        3.79%        3.84%        3.61%**
Net assets, end of period (in thousands)                        $9,773      $16,968      $18,316       $7,537        $ 912
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                     2.08%**      1.76%        1.66%        1.81%        1.95%**
 Net investment income                                            3.86%**      3.41%        3.79%        3.82%        3.50%**
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly
 Net expenses                                                     1.95%**      1.72%        1.38%        1.62%        1.77%**
 Net investment income                                            3.99%**      3.45%        4.07%        4.01%        3.68%**

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**Annualized
 +Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies

Pioneer Cash Reserves Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, preservation of capital and liquidity.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income is recorded on the accrual basis.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)                     (cont'd)
--------------------------------------------------------------------------------

   Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2000, $101,705 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $84,062 in transfer agent fees payable to PSC at June 30, 2000.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and an indirect subsidiary of PGI, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $55,316 in distribution fees payable to PFD at June 30, 2000.

In addition, redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class B shares that are

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2000, CDSCs in the amount of $519,496 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2000, the Fund's expenses were reduced by $122,074 under such arrangements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------


Trustees                              Officers

John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
Marguerite A. Piret                   Sherman B. Russ, Vice President
David D. Tripple                      Eric W. Reckard, Treasurer
Stephen K. West                       Joseph P. Barri, Secretary
John Winthrop



Investment Adviser

Pioneer Investment Management, Inc.


Custodian

Brown Brothers Harriman & Co.


Principal Underwriter

Pioneer Funds Distributor, Inc.


Legal Counsel

Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------


Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFoneSM

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES                                              (continued)
--------------------------------------------------------------------------------


Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
United States                         Taxable
Pioneer Growth Shares                 Pioneer America Income Trust
Pioneer Micro-Cap Fund                Pioneer Bond Fund
Pioneer Mid-Cap Fund                  Pioneer High Yield Fund
Pioneer Mid-Cap Value Fund            Pioneer Limited Maturity Bond Fund
Pioneer Science & Technology Fund     Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global                  Money Market Fund
Pioneer Emerging Markets Fund         Pioneer Cash Reserves Fund*
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares







* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone[SM] for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current Fund prospectus.


[Pioneer Logo]

Pioneer Investment Management, Inc.
60 State Street                                  8637-00-0800
Boston, Massachusetts 02109                  (c) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                         [Recycle] Printed on Recycled Paper